Thrivent Series Fund, Inc.

Supplement to Statement of Additional Information (SAI) dated April 30, 2009

Pages 22 through 26 of the “Fund Management” section of the SAI are amended to reflect the fact that Paul R. Laubscher and Russell W. Swansen are directors of Thrivent Series Fund, Inc. (the “Fund”)

Mr. Laubscher, age 52, is an independent director of the Fund and is also a member of the Fund’s Audit, Contracts, Ethics and Compliance, and Governance Committees. He currently is a Senior Investment Manager of private real estate portfolios for IBM Retirement Funds (“IBM”). Prior to his current position, Mr. Laubscher served as a Senior Investment Manager of international equity portfolios for IBM.

Mr. Swansen, age 51, has been Senior Vice President and Chief Investment Officer of Thrivent Financial for Lutherans (“Thrivent”) since 2004. He is an interested director of the Fund, in part, because of his position with Thrivent. Mr. Swansen is also the Fund’s President.

The date of this Supplement is May 28, 2009

Please include this Supplement with your SAI

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